SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

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                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  AUGUST 4, 1997

                             NTL INCORPORATED
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            (Exact Name of Registrant as Specified in Charter)


         Delaware              0-22616             52-1822078
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     (State or Other         (Commission          (IRS Employer
     Jurisdiction of         File Number)       Identification No.)
      Incorporation)


     110 East 59th Street, New York, New York          10022
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     (Address of Principal Executive Offices)        (Zip Code)

     Registrant's Telephone Number, including area code (212)906-8440





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       (Former Name or Former Address, if Changed Since Last Report)

     Item 5.   Other Events.

           On August 4, 1997, NTL Incorporated (formerly International CableTel Incorporated (the "Company")) announced it was engaged in early stage preliminary talks with Telewest plc with regard to a possible business transaction. NTL noted that as a participant in the highly dynamic and consolidating U.K. telecommunications industry, it frequently engages in talks with industry participants on a variety of issues, including strategic matters. NTL said that in keeping with its policies, it does not intend to comment further on this matter unless and until such talks have been successfully concluded.

           A copy of the press release issued by the Company announcing the above is attached hereto as an exhibit and incorporated herein by reference.

     Item 7.   Financial Statements and Exhibits

               Exhibits

               99   Press Release issued August 4, 1997.

                           SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   NTL INCORPORATED
                                     (Registrant)




                                   By: /s/ Richard J. Lubasch
                                   Name:   Richard J. Lubasch
                                   Title:  Senior Vice President-
                                           General Counsel


     Dated: August 4, 1997

                               EXHIBIT INDEX



     Exhibit                                                   Page


     99        Press Release issued August 4, 1997.